JPMORGAN TRUST I

J.P. Morgan U.S. Equity Funds

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Small Company Fund

JPMORGAN TRUST II

J.P. Morgan U.S. Equity Funds

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

(Applicable Shares Described Below)

Supplement dated September 29, 2022

to the current Prospectuses, as supplemented

As previously supplemented on September 12, 2022, effective November 1, 2022, certain expense caps for the Funds listed above (each, a “Fund” and collectively, the “Funds”) will be revised.

For the following Funds, the Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of certain classes as described below (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the class’ average daily net assets as listed below (“New Contractual Expense Cap”). The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/23, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

JPMorgan Small Cap Value Fund

The expense caps of the Fund’s Class A, Class C, Class I, Class R5 and Class R6 Shares will be decreased to the following levels:

Share Class	New Contractual Expense Cap
Class A	1.19%
Class C	1.69%
Class I	0.94%
Class R5	0.84%
Class R6	0.74%

JPMorgan SMID Cap Equity Fund

The expense caps of the Fund’s Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares will be decreased to the following levels:

Share Class	New Contractual Expense Cap
Class A	1.09%
Class C	1.59%
Class I	0.84%
Class R3	1.09%
Class R4	0.84%
Class R6	0.59%

SUP-USEQ-922-2

JPMorgan U.S. Large Cap Core Plus Fund

The expense caps of the Fund’s Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares will be decreased to the following levels:

Share Class	New Contractual Expense Cap
Class A	0.95%
Class C	1.45%
Class I	0.70%
Class R2	1.40%
Class R5	0.75%
Class R6	0.65%

JPMorgan U.S. Small Company Fund

The expense caps of the Fund’s Class A, Class C and Class I Shares will be decreased to the following levels:

Share Class	New Contractual Expense Cap
Class A	1.19%
Class C	1.69%
Class I	0.94%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE